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                                                                     Exhibit 4.2

                                STOCK ORDER FORM

          Offering period ends September 30, 2003, subject to extension


First Community Bank Corporation of America
Attn: Kay McAleer, Administrative Officer
9001 Belcher Road
Pinellas Park, Florida  33782
(727) 520-0987

Ladies and Gentlemen:

     I/we wish to purchase the shares of the $0.10 par value common stock of First Community Bank Corporation of America stated below pursuant to the offering made by your offering circular dated April __, 2003.

     Accordingly, I/we hereby subscribe for the purchase of _____________ shares of common stock of First Community at $14.00 per share under the terms and conditions stated in the prospectus, and within the offering period I am/we are returning to you with this stock order form my/our funds in the amount of $_____________ ($14.00 X the number of shares subscribed for) in the form of a check made payable to "First Community Bank Corporation of America Escrow Account"

REPRESENTATIONS: In connection with this purchase of common stock, I/we represent:

     (a) Prior to signing this Stock Order Form, I/we received and reviewed the prospectus.

     (b)  Individual: I am/we are bona fide resident(s) of the State of
          __________.

          Entity/Trust: We are formed under the laws of the State of __________ and our principal place ____________ of business is in the State of
          _____________.

ACKNOWLEDGEMENTS: I/we acknowledge in connection with this purchase of common stock:

     (a) Unless I am/we are a First Community employee, my/our minimum subscription requirement in the offering is 350 shares of common stock (350 shares X $14.00 each = $4,900 minimum). The maximum number of shares that may be purchased by anyone in the offering is subject to regulatory limitations. You have the right in your sole discretion, to accept or to reject, in whole or in part, any subscription.

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Stock Order Form                    First Community Bank Corporation of America
Shares of Common Stock
Page 2

     (b) Following acceptance by you, my/our subscription is not revocable or subject to withdrawal. No minimum number of shares of common stock is required to be sold by you as a condition of the offering or before you can begin accepting subscription funds, and there are no escrow arrangements.

     (c) I acknowledge receipt of the prospectus dated ________, 2003. I understand that I may not change or revoke my order once it is accepted by First Community. I also certify that this order is for my account and not for sale.

     (d)  I certify that:

          1) the social security number or taxpayer identification number given herein is correct; and

          2)   I am not subject to backup withholding.

               If you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out Item
               (ii) above.

     (e) I acknowledge that I have not waived any rights under the Securities Act of 1993 and the Securities Exchange Act of 1934.

     (f) I acknowledge that First Community has the right to accept or reject this Subscription in whole or in part.

REGISTRATION:  Please register the common stock being purchased as follows:

1. Individual(s)- If more than one owner, please issue as (check appropriate line):

     _____ Tenants in Common (all parties must sign; each purchaser has an undivided interest).

     _____ Joint Tenants with Right of Survivorship (all parties must sign;
           joint ownership).

     _____ Husband and Wife as Tenants by Entirely (both must sign; entireties ownership).

     _____ Other (please describe _____________________________________).

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Stock Order Form                     First Community Bank Corporation of America
Shares of Common Stock
Page 3

      _________________________________      _________________________________
      Purchaser No. 1 (print name above)     Purchaser No. 2 (print name above)

      _________________________________      _________________________________
      Street and mailing address             Street and mailing address

      _________________________________      _________________________________
      City       State        Zip            City        State        Zip

      _________________________________      _________________________________
      Contact telephone number               Contact telephone number

      _________________________________      _________________________________
      Social Security Number                 Social Security Number

      The undersigned affirm(s) under penalty of perjury that (A) the foregoing information is true, and that (B) I am/we are not subject to backup withholding1.

      _________________________________      _________________________________
      Signature Purchaser No. 1              Signature Purchaser No. 2

      ___________________________, 2003      ___________________________, 2003
      Date                                   Date

2.    Entity- (check appropriate line):

      _____    Corporation (authorized agent must sign)

      _____    Limited Liability Company (authorized manager must sign)

      _____    Existing Partnership (at least one authorized partner must sign)

      _________________________________      __________________________________
      Name of entity                         Authorized agent (print name above)

      _________________________________      __________________________________
      Street or mailing address              Title of authorized agent

      _________________________________      __________________________________
      City       State        Zip            Contact telephone number

      /1/ Instruction: Cross out (B) above if the Internal Revenue Service has notified you that you are subject to backup withholding.

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Stock Order Form                    First Community Bank Corporation of America
Shares of Common Stock
Page 4

      The undersigned affirms under penalty of perjury that (A) the foregoing information is true, and that (B) it is not subject to backup withholding/1/.

      _____________________________________    ___________________________, 2003
      Signature of authorized agent            Date

3.    Trust

      _____  Trust (all trustees must sign)    _________________________________
                                               Trust (print trust name above)


      _____________________________________    _________________________________
      Trustee(s) (print trustee names above)   Contact telephone number

      _____________________________________    _________________________________
      Street and mailing address               Date of Trust Agreement

      _____________________________________    _________________________________
      City       State       Zip               Social Security/Fed. I.D. No.

      The undersigned affirms under penalty of perjury that (A) the foregoing information is true, and that (B) it is not subject to backup withholding/2/.

NASD Affiliation - This section applies only to those subscribers who meet the delineated criteria.

[_]   Check here if you are a member of the National Association of Securities
Dealers, Inc. ("NASD"), a person who associated with an NASD member, of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member had a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation with Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD affiliation box: (1) not to sell, transfer or hypothecate the shares subscribed for herein for a period of three months following the issuance, and
(2) to report this subscription in writing to the applicable NASD member within one day of the payment therefore.

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Stock Order Form                     First Community Bank Corporation of America
Shares of Common Stock
Page 5

      If you are purchasing through a broker/dealer, please list the name, address, and phone number in the space provided.

      _____________________________________    _________________________________
      Company Name                             Broker Name

      _____________________________________    _________________________________
      Street and mailing address               Telephone number

      _____________________________________
      City       State       Zip

ACCEPTED

      FIRST COMMUNITY BANK CORPORATION OF AMERICA

      _____________________________________    ___________________________, 2003
      By                                       Date

      /2/ See and follow footnote 1 on the prior page.